FINANCIAL RISK MANAGEMENT FINANCIAL RISK MANAGEMENT - Capital Structure (Details) - USD ($) $ in Millions	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Financial Instruments [Abstract]
Subsidiary and corporate borrowings	$ 10,164	$ 8,326
Preferred shares	20	20
Cash and cash equivalents	(459)	(789)
Total partnership capital	9,725	7,557
Total partnership capital	13,474	9,644	$ 7,176	$ 6,322
Total capital and net debt	$ 23,199	$ 17,201
Net debt to capitalization ratio	42.00%	44.00%